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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------


                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): July 30, 2004
                                                          -------------


                                CBRL GROUP, INC.



        Tennessee                     0-25225                62-1749513
        ---------                     -------                ----------
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                   Identification No.)


                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533

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



Item 7.  Financial Statements and Exhibits

(a)      Financial Statements.  None

(b)      Pro Forma Financial Information.  None

(c)      Exhibits.

99.1  Press Release dated July 30, 2004.

Item 9.  Regulation FD Disclosure

     On July 30, 2004, CBRL Group, Inc. issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to its declaration of a cash dividend of eleven cents per share, payable on September 1, 2004 to shareholders of record as of August 9, 2004.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 30, 2004                    CBRL GROUP, INC.


                                         By:  /s/ James F. Blackstock
                                         ---------------------------------------
                                         Name:  James F. Blackstock
                                         Title: Senior Vice President, General
                                                Counsel and Secretary